VALLEY NATIONAL BANCORP

POWER OF ATTORNEY

FORM S-3

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gerald H. Lipkin and Alan D. Eskow, as their attorney-in-fact, with power of substitution, for each in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-3 of Valley National Bancorp (SEC file No. _______________) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                  Signature                                     Title                      Date
                  ---------                                     -----                      ----

                                                     Chairman, President, Chief
                                                   Executive Officer and Director
GERALD H. LIPKIN                                   (Principal Executive Officer)      OCTOBER 4, 2001
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(Gerald H. Lipkin)

                                                    Executive Vice President and
ALAN D. ESKOW                                         Chief Financial Officer         OCTOBER 4, 200
-------------------------------------------        (Principal Financial Officer)
(Alan D. Eskow)

                                                        First Vice President
CHRISTINE MOZER                                    (Principal Accounting Officer)     OCTOBER 4, 2001
-------------------------------------------
(Christine Mozer)

SPENCER B. WITTY
-------------------------------------------          Vice Chairman and Director       OCTOBER 4, 2001
(Spencer B. Witty)

ANDREW B. ABRAMSON                                            Director                OCTOBER 4, 2001
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(Andrew B. Abramson)

CHARLES J. BAUM                                               Director                OCTOBER 4, 200
-------------------------------------------
(Charles J. Baum)

PAMELA BRONANDER                                              Director                OCTOBER 4, 2001
-------------------------------------------
(Pamela Bronander)

JOSEPH COCCIA, JR.                                            Director                OCTOBER 4, 2001
-------------------------------------------
(Joseph Coccia, Jr.)

HAROLD P. COOK, III                                           Director                OCTOBER 4, 2001
-------------------------------------------
(Harold P. Cook, III)

AUSTIN C. DRUKKER                                             Director                OCTOBER 4, 2001
-------------------------------------------
(Austin C. Drukker)

GRAHAM O. JONES                                               Director                OCTOBER 4, 2001
-------------------------------------------
(Graham O. Jones)

WALTER H. JONES, III                                          Director                OCTOBER 4, 2001
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(Walter H. Jones, III)

GERALD KORDE                                                  Director                OCTOBER 4, 2001
-------------------------------------------
(Gerald Korde)

ROBINSON MARKEL                                               Director                OCTOBER 4, 2001
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(Robinson Markel)

JOLEEN J. MARTIN                                              Director                OCTOBER 4, 2001
-------------------------------------------
(Joleen J. Martin)

ROBERT E. McENTEE                                            Director                 OCTOBER 4, 2001
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(Robert E. McEntee)

RICHARD S. MILLER                                             Director                OCTOBER 4, 2001
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(Richard S. Miller)

ROBERT RACHESKY                                               Director                OCTOBER 4, 2001
-------------------------------------------
(Robert Rachesky)

BARNETT RUKIN                                                 Director                OCTOBER 4, 2001
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(Barnett Rukin)

PETER SOUTHWAY                                                Director                OCTOBER 4, 2001
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(Peter Southway)

RICHARD F. TICE                                               Director                OCTOBER 4, 2001
-------------------------------------------
(Richard F. Tice)

LEONARD J. VORCHEIMER                                         Director                OCTOBER 4, 2001
-------------------------------------------
(Leonard J. Vorcheimer)

JOSEPH L. VOZZA                                               Director                OCTOBER 4, 2001
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(Joseph L. Vozza)